Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 20-F of Siemens Aktiengesellschaft for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Heinz-Joachim Neubürger, Chief Financial Officer of Siemens Aktiengesellschaft, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Siemens Aktiengesellschaft.
Dated: December 7, 2005

/s/ HEINZ-JOACHIM NEUBÜRGER
Name:	Heinz-Joachim Neubürger
Title:	Chief Financial Officer